Exhibit 10.19

Uppsala 09-30-2013

Replaces previous resignation notice period in employment contract for John Cosby 620825-1550 dated 04-01-2008.

Resignation notice period is six months if the resignation is initiated by Oasmia Pharmaceutical AB, and three months if the resignation is initiated by the employee.

Employer	Employee

(signature)	(signature)

Annette Ljungmark	John Cosby
Economy and human resources
Oasmia Pharmaceutical AB

Oasmia Pharmaceutical AB Vallongatan 1 75228 Uppsala

Telephone 018 - 50 54 40 Fax 18 51 08 73

info@oasmia.com www.oasmia.com

Organization number 5563326676

Notification of new salary

Information about the employee

		Last Name Cosby	First Name John

Administrator Annette Ljungmark	Telephone number 018-56 96 77		Personal Code Number 620825-1550	Employee number 1024

In connection to this year’s salary revision your salary has increased.

As of April 1st 2013 your monthly salary is 59,500 crowns.

Retroactive salary will be paid out during regular pay day.

Uppsala June 5th 2013	Uppsala June 5th 2013

Oasmia Pharmaceutical AB

(signature)	(signature)

Economy and Human Resources

Annette Ljungmark	John Cosby

Oasmia Pharmaceutical AB Vallongatan 1 75228 Uppsala

Telephone 018 - 50 54 40 Fax 18 51 08 73

info@oasmia.com www.oasmia.com

Organization number 5563326676

oasmia

Employment contract

Prepared	04-01-2008
Name	John Cosby
Personal code number	620825-1550
Address	Denmark Viggeby
75598, Uppsala
Telephone number
Position title	Head of Regulatory Affairs Manager

Employment status	Permanent employment
Valid as of	04-01-2008 (08-21-2006)
Work hours	Monday – Friday 0800 – 1645, flex hours ± 1 hour
Resignation notice period	Three months from either party
Job duties	See job description enclosure
Vacation	In accordance to the law
Monthly salary	49,000 SEK

Insurance	In accordance to the law
Enclosure	Additional contract in regard to trade secrets, confidentiality and competitive activity in effect as of 09-18-2006

Uppsala 04-01-2008	Date: 04-01-2008

Oasmia Pharmaceutical AB (public)	Employee

(signature)	(signature)

Julian Aleksov	John Cosby
Executive director

Oasmia Pharmaceutical AB

Uppsala Science Park

SE- 75183, Uppsala, Sweden

Telephone +46 18 51 54 40

info@oasmia.com

www.oasmia.com

Vat no SE5563326676